Exhibit 99.1
CORRECTING and REPLACING PHH Corporation Announces Results for
Fourth Quarter and Full Year 2010
2010 Core Earnings (after-tax)* Exceed 2009 by 18%
•	Fourth quarter 2010 consolidated GAAP net income attributable to PHH Corporation of $181 million and basic earnings per share attributable to PHH Corporation of $3.26, up from $97 million and $1.76 per share, respectively, in the fourth quarter of 2009, driven by a $287 million pre-tax, market-related fair value adjustment on mortgage servicing rights (MSRs)

•	Full year 2010 consolidated GAAP net income attributable to PHH Corporation of $48 million and basic earnings per share attributable to PHH Corporation of $0.87, down from $153 million and $2.80 per share, respectively, in 2009

•	Fourth quarter 2010 core earnings (after-tax)* of $17 million and core earnings per share* of $0.31, down from $55 million and $0.99, respectively, in the fourth quarter of 2009

•	Full year 2010 core earnings (after-tax) of $167 million and core earnings per share of $3.01, up from $142 million and $2.60, respectively, in 2009

•	Results reflect success in increasing mortgage market share, improving operating efficiencies, and earnings growth in Fleet Management segment
CORRECTION...by PHH Corporation
MT. LAUREL, N.J.—(BUSINESS WIRE)— Please replace the release dated Feb. 28, 2011 with the following corrected version. Under the Summary Consolidated Results table, revisions have been made to the second bullet under Fourth Quarter — 2010 and to the second bullet under Full Year — 2010.
The corrected release reads:
PHH Corporation Announces Results for Fourth Quarter and Full Year 2010
2010 Core Earnings (after-tax)* Exceed 2009 by 18%
•	Fourth quarter 2010 consolidated GAAP net income attributable to PHH Corporation of $181 million and basic earnings per share attributable to PHH Corporation of $3.26, up from $97 million and $1.76 per share, respectively, in the fourth quarter of 2009, driven by a $287 million pre-tax, market-related fair value adjustment on mortgage servicing rights (MSRs)

•	Full year 2010 consolidated GAAP net income attributable to PHH Corporation of $48 million and basic earnings per share attributable to PHH Corporation of $0.87, down from $153 million and $2.80 per share, respectively, in 2009

•	Fourth quarter 2010 core earnings (after-tax)* of $17 million and core earnings per share* of $0.31, down from $55 million and $0.99, respectively, in the fourth quarter of 2009

•	Full year 2010 core earnings (after-tax) of $167 million and core earnings per share of $3.01, up from $142 million and $2.60, respectively, in 2009

•	Results reflect success in increasing mortgage market share, improving operating efficiencies, and earnings growth in Fleet Management segment
Mt. Laurel, NJ, February 28, 2011 (Business Wire) — PHH Corporation (NYSE: PHH) (“PHH” or the “Company”) today announced results for the three months and year ended December 31, 2010.
Jerry Selitto, president and chief executive officer, commented, “Our strong 2010 full year core after-tax earnings reflect our success in increasing mortgage market share, strengthening operating efficiencies, and improving earnings in our Fleet Management Services segment. Despite a challenging year for the mortgage industry, our overall mortgage origination volume was up 30% in 2010 at $49 billion, versus $38 billion in 2009, as we increased market share from 2.1% in 2009 to 3.1% in 2010. The aggregate unpaid principal balance of loans included in our mortgage servicing portfolio increased almost $15 billion during the year, from $151 billion at year-end 2009 to $166 billion at year-end 2010, while the weighted average interest rate dropped nearly 40 basis points to 4.9% as of year-end. Fleet segment profit showed significant improvement versus 2009, up 67% for the quarter and 17% for the full year.
“Mortgage foreclosure related charges were $21 million during the fourth quarter 2010, up from $11 million in the comparable 2009 quarter, but were comparable on a full year basis at $72 million in 2010 versus $70 million in 2009. Total mortgage servicing portfolio delinquencies also showed improvement, standing at 4.24% at the end of 2010, compared to 4.92% at the end of 2009.
“2010 marked an important first step in the transformation of PHH, as we deepened market penetration, improved net margins, and through our transformation initiative, enhanced efficiencies and achieved approximately $88 million of annualized run-rate savings. In 2011, we expect to reinvest some of these savings in strengthening our capabilities in sales, marketing and enterprise risk management, while building scalability through technology. We remain committed to delivering sustainable, profitable growth within our risk guidelines by continuing to focus on improving productivity, expanding market share for mortgage originations and servicing, and increasing profitability in our Fleet Management Services segment.”

Summary Consolidated Results
(In millions, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net revenues	$918	$744	$2,438	$2,606
Income before income taxes	313	169	115	280
Net income attributable to PHH Corporation	181	97	48	153

Basic earnings per share attributable to PHH Corporation	$3.26	$1.76	$0.87	$2.80

Non-GAAP Results*
Core earnings (pre-tax)	$31	$90	$289	$240
Core earnings (after-tax)	17	55	167	142
Core earnings per share	$0.31	$0.99	$3.01	$2.60
Consolidated Results
     Fourth Quarter — 2010
•	Net revenues and Income before income taxes for the fourth quarters of 2010 and 2009 included market-related changes in fair value of the MSRs of $287 million and $96 million, respectively

•	Both Income before income taxes and Core earnings (pre-tax) during the fourth quarter of 2010 were impacted by unfavorable changes in value of mortgage loans held for sale and related derivatives and higher prepayments in the mortgage loan servicing portfolio that were partially offset by improving Fleet leasing margins
     Full Year — 2010
•	Net revenues and income before income taxes for the years ended December 31, 2010 and 2009 included market-related changes in fair value of the MSRs of $(166) million and $111 million, respectively

•	Both Income before income taxes and Core earnings (pre-tax) during the year ended December 31, 2010 were impacted by significantly higher interest rate lock commitments, lower prepayments in our mortgage servicing portfolio and improving Fleet leasing margins

SEGMENT RESULTS — FOURTH QUARTER
(In millions)

	Fourth Quarter 2010						Fourth
			Combined	Fleet			Quarter
	Mortgage	Mortgage	Mortgage	Management			2009
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation

Net fee income	$98	$—	$98	$41	$—	$139	$97
Fleet lease income	—	—	—	340	—	340	354
Gain on mortgage loans	126	—	126	—	—	126	160
Mortgage net finance expense	(3)	(12)	(15)	—	(1)	(16)	(19)
Loan servicing revenues (1)	—	114	114	—	—	114	114
Net reinsurance (loss) income	—	(2)	(2)	—	—	(2)	8
MSRs prepayments and recurring cash flows(2)	—	(77)	(77)	—	—	(77)	(57)
Other income	—	—	—	18	—	18	16

Core revenue*	221	23	244	399	(1)	642	673
MSRs fair value adjustments:
Market-related(3)	—	287	287	—	—	287	96
Credit-related(4)	—	(11)	(11)	—	—	(11)	(25)

Net revenues	221	299	520	399	(1)	918	744

Depreciation on operating leases	—	—	—	303	—	303	305
Fleet interest expense	—	—	—	20	(1)	19	17
Foreclosure-related charges	—	21	21	—	—	21	11
Other expenses	182	27	209	51	2	262	242

Total expenses	182	48	230	374	1	605	575

Income (loss) before income taxes	39	251	290	25	(2)	$313	$169

Less: income attributable to noncontrolling interest	6	—	6	—	—

Segment profit (loss)	$33	$251	$284	$25	$(2)

(1)	Loan servicing revenues do not include Net reinsurance (loss) income.

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and the receipt of recurring cash flows.

(3)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors.

(4)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

SEGMENT RESULTS — FULL YEAR
(In millions)

	2010
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management			2009
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segments	Segment	Other	Corporation	Corporation

Net fee income	$291	$—	$291	$157	$—	$448	$425
Fleet lease income	—	—	—	1,370	—	1,370	1,441
Gain on mortgage loans	635	—	635	—	—	635	610
Mortgage net finance expense	(16)	(54)	(70)	—	(3)	(73)	(58)
Loan servicing revenues (1)	—	434	434	—	—	434	436
Net reinsurance loss	—	(19)	(19)	—	—	(19)	(5)
MSRs prepayments and recurring cash flows(2)	—	(225)	(225)	—	—	(225)	(300)
Other income	1	3	4	66	—	70	37

Core revenue*	911	139	1,050	1,593	(3)	2,640	2,586
MSRs fair value adjustments:
Market-related(3)	—	(166)	(166)	—	—	(166)	111
Credit-related(4)	—	(36)	(36)	—	—	(36)	(91)

Net revenues	911	(63)	848	1,593	(3)	2,438	2,606

Depreciation on operating leases	—	—	—	1,224	—	1,224	1,267
Fleet interest expense	—	—	—	94	(3)	91	89
Foreclosure-related charges	—	72	72	—	—	72	70
Other expenses	615	106	721	212	3	936	900

Total expenses	615	178	793	1,530	—	2,323	2,326

Income (loss) before income taxes	296	(241)	55	63	(3)	$115	$280

Less: income attributable to noncontrolling interest	28	—	28	—	—

Segment profit (loss)	$268	$(241)	$27	$63	$(3)

(1)	Loan servicing revenues do not include Net reinsurance loss.

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and the receipt of recurring cash flows.

(3)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors.

(4)	Represents the Change in fair value of mortgage servicing rights primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

Mortgage Production Segment
     Fourth Quarter — 2010
•	The mortgage production segment continued to generate strong volumes as interest rate lock commitments expected to close increased by $3.0 billion (48%) during the fourth quarter of 2010 compared to the same period in 2009

•	Total mortgage closing volumes increased and were driven by the increase in the mix of wholesale/correspondent closings to 39% during the fourth quarter of 2010 from 20% during the same period in 2009, which represents the execution of our strategy to expand on this channel in 2010 and grow market share

•	The trend of higher margins continued into the fourth quarter; however, margins came under pressure as the fourth quarter progressed and there was significant margin contraction late in the fourth quarter, which has continued into the early part of 2011

•	The increase in mortgage interest rates and associated volatility late in the fourth quarter of 2010 caused a $5 million unfavorable change in fair value of mortgage loans held for sale and related derivatives during the fourth quarter of 2010, compared to a $35 million favorable change during the same period in 2009
     Full Year — 2010
•	The mortgage production segment generated strong volumes as interest rate lock commitments expected to close increased by $12.1 billion (46%) during the year ended December 31, 2010 compared to the same period in 2009

•	Total mortgage closing volumes increased and were driven by the increase the mix of wholesale/correspondent closings to 32% during the year ended December 31, 2010 from 15% during the same period in 2009, which represents the execution of our strategy to expand on this channel in 2010 and grow market share

•	Total loan margins during the year ended December 31, 2010 were lower than the same period in 2009 due to the lower value of initial capitalized MSRs resulting from continuing reductions in mortgage interest rates that occurred throughout most of 2010.
Mortgage Servicing Segment
     Fourth Quarter — 2010
•	The loan servicing portfolio continued to grow as additions to the portfolio exceeded actual prepayments and the average loan servicing portfolio increased by $12.1 billion (8%) during the fourth quarter of 2010 compared to the same period in 2009

•	There was a significant amount of refinance activity, which led to increased prepayments in the mortgage loan servicing portfolio and a $67 million decrease in MSR value from actual prepayments of the underlying mortgage loans during the fourth quarter of 2010 compared to $44 million during the same period in 2009

•	The fair value of MSRs increased by $287 million and $96 million in the fourth quarters of 2010 and 2009 respectively due to changes in market-related inputs and assumptions. The change in the fair value of MSRs was positively impacted in both periods by increases in mortgage interest rates

•	Foreclosure costs increased to $21 million during the fourth quarter 2010, from $11 million during the same period in 2009 due to higher loss provisions from an increase in loan repurchases and indemnifications
     Full Year — 2010
•	The loan servicing portfolio grew as additions to the portfolio exceeded actual prepayments and the average loan servicing portfolio increased by $7.2 billion (5%) during the year ended December 31, 2010 compared to the same period in 2009

•	The fair value of our MSRs declined by $166 million during the year ended December 31, 2010 compared to an increase of $111 million during the same period in 2009 due to changes in market-related inputs and assumptions and was primarily impacted in both periods by changes in mortgage interest rates

•	Foreclosure costs were $72 million during the year ended December 31, 2010 compared to $70 million during the same period in 2009
Fleet Management Services Segment
     Fourth Quarter — 2010
•	The results during the fourth quarter of 2010 as compared to the same period in 2009 were positively impacted by growth in our principal fee-based products and our focus on cost reductions

•	During the fourth quarter of 2010 all of our principal fee-based products experienced growth and were led by a 17% increase in average maintenance service cards outstanding during the fourth quarter of 2010 compared to the same period in 2009

•	Average leased units decreased 6% as existing clients have reduced fleets due to the current economic conditions and we continue to realize the impact of non-renewals of lease arrangements in prior years
     Full Year — 2010
•	The results during the year ended December 31, 2010 as compared to the same period in 2009 were positively impacted by improvement in leasing margins and our focus on cost reductions

•	Average leased units decreased 8% as existing clients have reduced fleets due to the current economic conditions and we continued to realize the impact of non-renewal of lease arrangements in previous years

*	Note Regarding Non-GAAP Financial Measures
Core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share, and core revenues, are financial measures that are not in accordance with GAAP. See Non-GAAP Reconciliations at the back of this release for a reconciliation of these measures to the most directly comparable GAAP financial measures.
Core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share, and core revenues measure the Company’s financial performance excluding certain unrealized changes in value of mortgage servicing rights that are based upon projections of future voluntary and involuntary prepayments.
The unrealized changes in value of our mortgage servicing rights for voluntary and involuntary prepayments are reflected as market-related and credit related fair value adjustments, respectively. Core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share, and core revenues may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance.
The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.
The Company also believes that any meaningful analysis of the Company’s financial performance by investors requires an understanding of the factors that drive the underlying operating performance which can be obscured by significant unrealized changes in value of our mortgage servicing rights in a given period that is included in Segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation and Basic earnings (loss) per share attributable to PHH Corporation in accordance with GAAP.
Use of Core Earnings by Management
The unrealized changes in the value of mortgage servicing rights are based upon numerous assumptions, which include estimated changes in future prepayments that may or may not be actually realized in the future. The market-related fair value adjustments are based upon assumptions of future interest rates, the shape of the yield curve, volatility and other factors. The credit-related fair value adjustments are based upon projected levels of delinquencies and foreclosures that are assumed to remain at current period-end levels throughout the life of the asset for purposes of modeling the expected future cash flows of the mortgage servicing rights. Value lost from actual voluntary and involuntary prepayments are recorded when the underlying loans actually prepay or when foreclosure proceedings are complete, and are included in core earnings based on the current value of the mortgage servicing rights.
The Company manages the business and has designed certain management incentives based upon the achievement of core earnings targets. In addition, the Company believes that it will likely replenish most, if not all, realized value lost from changes in value from actual prepayments through new loan originations and actively manages and monitors economic replenishment rates to measure our ability to continue to do so. Therefore, management does not believe the unrealized change in value of the mortgage servicing rights is representative of the economic change in value of the business as a whole. The presentation of core earnings is designed to more closely align the timing of recognizing the actual value lost from prepayments in the mortgage servicing segment with the associated value created through new originations in the mortgage production segment.

Limitations on the Use of Core Earnings and Core Revenues
Since core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share and core revenues measure the Company’s financial performance excluding certain unrealized changes in value of mortgage servicing rights, they may not reflect the rate of value lost on subsequent actual payments or prepayments over time. As such, core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share and core revenues may tend to overstate operating results in a declining interest rate environment and understate operating results in a rising interest rate environment.
Core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share and core revenues involves differences from Segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation, Basic earnings (loss) per share attributable to PHH Corporation and Net revenues computed in accordance with GAAP. Core earnings (loss) (pre-tax and after-tax), core earnings (loss) per share and core revenues should be considered as supplementary to, and not as a substitute for, Segment profit (loss), Income (loss) before income taxes, Net income (loss) attributable to PHH Corporation, Basic earnings (loss) per share attributable to PHH Corporation or Net revenues computed in accordance with GAAP as a measure of the Company’s financial performance.
About PHH Corporation
Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top five retail originators of residential mortgages in the United States1, and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the Company and its subsidiaries, please visit the Company’s website at Error! Hyperlink reference not valid..
Forward-Looking Statements
Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward looking statements are not based on historical facts but instead represent only our current beliefs regarding future events. All forward-looking statements are, by their nature, subject to risks, uncertainties and other factors. Investors are cautioned not to place undue reliance on these forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.
Contact Information:
Jonathan T. McGrain
856-917-0066

[1]	Inside Mortgage Finance, Copyright 2010

PHH CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)

	Three Months
	Ended December 31,		Full Year
	2010	2009	2010	2009
Revenues
Mortgage fees	$98	$59	$291	$275
Fleet management fees	41	38	157	150

Net fee income	139	97	448	425

Fleet lease income	340	354	1,370	1,441

Gain on mortgage loans, net	126	160	635	610

Mortgage interest income	41	19	110	89
Mortgage interest expense	(57)	(38)	(183)	(147)

Mortgage net finance expense	(16)	(19)	(73)	(58)

Loan servicing income	112	122	415	431
Change in fair value of mortgage servicing rights	199	14	(427)	(280)

Net loan servicing income (loss)	311	136	(12)	151

Other income	18	16	70	37

Net revenues	918	744	2,438	2,606

Expenses
Salaries and related expenses	137	125	497	482
Occupancy and other office expenses	15	16	60	59
Depreciation on operating leases	303	305	1,224	1,267
Fleet interest expense	19	17	91	89
Other depreciation and amortization	5	6	22	26
Other operating expenses	126	106	429	403

Total expenses	605	575	2,323	2,326

Income before income taxes	313	169	115	280
Income tax expense	126	64	39	107

Net income	187	105	76	173
Less: net income attributable to noncontrolling interest	6	8	28	20

Net income attributable to PHH Corporation	$181	$97	$48	$153

Basic earnings per share attributable to PHH Corporation	$3.26	$1.76	$0.87	$2.80

Diluted earnings per share attributable to PHH Corporation	$3.25	$1.74	$0.86	$2.77

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	December 31,	December 31,
	2010	2009
ASSETS
Cash and cash equivalents	$195	$150
Restricted cash, cash equivalents and investments	531	596
Mortgage loans held for sale	4,329	1,218
Accounts receivable, net	573	469
Net investment in fleet leases	3,492	3,610
Mortgage servicing rights	1,442	1,413
Property, plant and equipment, net	46	49
Goodwill	25	25
Other assets(1)	637	593

Total assets	$11,270	$8,123

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$521	$495
Debt	8,085	5,160
Deferred income taxes	728	702
Other liabilities	358	262

Total liabilities	9,692	6,619

Commitments and contingencies	—	—
Total PHH Corporation stockholders’ equity	1,564	1,492
Noncontrolling interest	14	12

Total equity	1,578	1,504

Total liabilities and equity	$11,270	$8,123

(1)	Other assets include intangible assets of $36 million and $38 million as of December 31, 2010 and December 31, 2009, respectively.

PHH CORPORATION AND SUBSIDIARIES
COMBINED MORTGAGE SERVICES SEGMENTS RESULTS
(In millions)

	Three Months Ended			Full Year Ended
	December 31,			December 31,
			%			%
	2010	2009	Change	2010	2009	Change
Mortgage fees	$98	$59	66%	$291	$275	6%

Gain on mortgage loans, net	126	160	(21)%	635	610	4%

Mortgage interest income	42	20	110%	112	91	23%
Mortgage interest expense	(57)	(39)	(46)%	(182)	(151)	(21)%

Mortgage net finance expense	(15)	(19)	21%	(70)	(60)	(17)%

Loan servicing income	112	122	(8)%	415	431	(4)%
Change in fair value of mortgage servicing rights	199	14	n/m (1)	(427)	(280)	(53)%

Net loan servicing income (loss)	311	136	129%	(12)	151	n/m (1)

Other income	—	1	(100)%	4	(14)	n/m (1)

Net revenues	520	337	54%	848	962	(12)%

Salaries and related expenses	121	96	26%	406	375	8%
Occupancy and other office expenses	11	11	—	43	41	5%
Other depreciation and amortization	3	4	(25)%	11	15	(27)%
Other operating expenses	95	67	42%	333	290	15%

Total expenses	230	178	29%	793	721	10%

Income before income taxes	290	159	82%	55	241	(77)%
Less: net income attributable to noncontrolling interest	6	8	(25)%	28	20	40%

Combined Mortgage Services segments profit	$284	$151	88%	$27	$221	(88)%

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
(In millions, except average loan amount)

	Three Months Ended			Full Year Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change

Loans closed to be sold	$14,438	$6,453	124%	$37,747	$29,370	29%
Fee-based closings	3,996	2,239	78%	11,247	8,194	37%

Total closings	$18,434	$8,692	112%	$48,994	$37,564	30%

Purchase closings	$5,316	$4,464	19%	$20,270	$15,401	32%
Refinance closings	13,118	4,228	210%	28,724	22,163	30%

Total closings	$18,434	$8,692	112%	$48,994	$37,564	30%

Fixed rate	$14,641	$6,703	118%	$38,657	$30,512	27%
Adjustable rate	3,793	1,989	91%	10,337	7,052	47%

Total closings	$18,434	$8,692	112%	$48,994	$37,564	30%

Retail closings	$11,333	$6,990	62%	$33,429	$31,834	5%
Wholesale/correspondent closings	7,101	1,702	317%	15,565	5,730	172%

Total closings	$18,434	$8,692	112%	$48,994	$37,564	30%

First mortgage closings (units)	74,247	35,243	111%	197,010	153,694	28%
Second-lien closings (units)	1,971	2,414	(18)%	8,687	10,692	(19)%

Number of loans closed (units)	76,218	37,657	102%	205,697	164,386	25%

Average loan amount	$241,857	$230,810	5%	$238,187	$228,510	4%
Loans sold	$12,583	$6,444	95%	$34,535	$29,002	19%
Applications	$19,305	$12,476	55%	$74,628	$54,283	37%
IRLCs expected to close	$9,170	$6,211	48%	$38,330	$26,210	46%

	Three Months Ended			Full Year Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change
Mortgage fees	$98	$59	66%	$291	$275	6%

Gain on mortgage loans, net	126	160	(21)%	635	610	4%

Mortgage interest income	37	18	106%	97	79	23%
Mortgage interest expense	(40)	(23)	(74)%	(113)	(90)	(26)%

Mortgage net finance expense	(3)	(5)	40%	(16)	(11)	(45)%
Other income	—	1	(100)%	1	6	(83)%

Net revenues	221	215	3%	911	880	4%

Salaries and related expenses	113	85	33%	369	336	10%
Occupancy and other office expenses	9	9	—	34	32	6%
Other depreciation and amortization	2	4	(50)%	10	14	(29)%
Other operating expenses	58	44	32%	202	172	17%

Total expenses	182	142	28%	615	554	11%

Income before income taxes	39	73	(47)%	296	326	(9)%
Less: net income attributable to noncontrolling interest	6	8	(25)%	28	20	40%

Segment profit	$33	$65	(49)%	$268	$306	(12)%

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVICING SEGMENT RESULTS
(In millions)

	Average for the Three Months			Average for the Year
	Ended December 31,			Ended December 31,
	2010	2009	% Change	2010	2009	% Change

Loan servicing portfolio	$162,628	$150,540	8%	$156,825	$149,628	5%

	Three Months Ended			Full Year Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change
Mortgage interest income	$5	$2	150%	$15	$12	25%
Mortgage interest expense	(17)	(16)	(6)%	(69)	(61)	(13)%

Mortgage net finance expense	(12)	(14)	14%	(54)	(49)	(10)%

Loan servicing income	112	122	(8)%	415	431	(4)%
Change in fair value of mortgage servicing rights	199	14	n/m (1)	(427)	(280)	(53)%

Net loan servicing income (loss)	311	136	129%	(12)	151	n/m (1)

Other income (expense)	—	—	—	3	(20)	n/m (1)

Net revenues	299	122	145%	(63)	82	n/m (1)

Salaries and related expenses	8	11	(27)%	37	39	(5)%
Occupancy and other office expenses	2	2	—	9	9	—
Other depreciation and amortization	1	—	100%	1	1	—
Other operating expenses	37	23	61%	131	118	11%

Total expenses	48	36	33%	178	167	7%

Segment profit (loss)	$251	$86	192%	$(241)	$(85)	(184)%

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
(In millions, except lease units)

	Average for the Three Months			Average for the Year
	Ended December 31,			Ended December 31,
	2010	2009	% Change	2010	2009	% Change
	(In thousands of units)

Leased vehicles	284	303	(6)%	290	314	(8)%
Maintenance service cards	315	269	17%	287	275	4%
Fuel cards	283	277	2%	276	282	(2)%
Accident management vehicles	293	289	1%	290	305	(5)%

	Three Months Ended			Full Year Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change

Fleet management fees	$41	$38	8%	$157	$150	5%
Fleet lease income	340	354	(4)%	1,370	1,441	(5)%
Other income	18	16	13%	66	58	14%

Net revenues	399	408	(2)%	1,593	1,649	(3)%

Salaries and related expenses	15	23	(35)%	75	86	(13)%
Occupancy and other office expenses	4	5	(20)%	17	18	(6)%
Depreciation on operating leases	303	305	(1)%	1,224	1,267	(3)%
Fleet interest expense	20	19	5%	94	95	(1)%
Other depreciation and amortization	3	3	—	11	11	—
Other operating expenses	29	38	(24)%	109	118	(8)%

Total expenses	374	393	(5)%	1,530	1,595	(4)%

Segment profit	$25	$15	67%	$63	$54	17%

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF MORTGAGE LOANS HELD FOR SALE
(In millions)

	December 31,
	2010	2009
	(In millions)
First mortgages:
Conforming(1)	$4,123	$1,106
Non-conforming	138	27
Construction loans	11	16

Total first mortgages	4,272	1,149

Second lien	11	24
Scratch and Dent(2)	40	43
Other	6	2

Total	$4,329	$1,218

(1)	Represents mortgage loans that conform to the standards of the government-sponsored entities.

(2)	Represents mortgage loans with origination flaws or performance issues.
COMPONENTS OF GAIN ON MORTGAGE LOANS, NET
(In millions)

	Three Months Ended			Full Year Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change
Gain on loans	$131	$125	5%	$624	$552	13%
Change in fair value of Scratch and Dent and certain non-conforming mortgage loans	(13)	(3)	(333)%	(19)	(20)	5%
Economic hedge results	8	38	(79)%	30	78	(62)%

Total change in fair value of MLHS and related derivatives	(5)	35	n/m (1)	11	58	(81)%

Gain on mortgage loans, net	$126	$160	(21)%	$635	$610	4%

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE LOAN SERVICING PORTFOLIO COMPOSITION
(In millions)

	December 31,
	2010	2009

Owned servicing portfolio	$140,160	$129,663
Subserviced portfolio	25,915	21,818

Total servicing portfolio	$166,075	$151,481

Conventional loans	$136,261	$129,840
Government loans	23,100	14,872
Home equity lines of credit	6,714	6,769

Total servicing portfolio	$166,075	$151,481

Weighted-average interest rate	4.9%	5.3%
MORTGAGE LOAN SERVICING PORTFOLIO DELINQUENCY (1)

	December 31,
	2010		2009
	Number	Unpaid	Number	Unpaid
	of Loans	Balance	of Loans	Balance
30 days	2.36%	2.01%	2.57%	2.26%
60 days	0.67%	0.60%	0.73%	0.69%
90 or more days	1.21%	1.27%	1.62%	1.73%

Total delinquency	4.24%	3.88%	4.92%	4.68%

Foreclosure/real estate owned(2)	2.30%	2.37%	2.18%	2.32%

(1)	Represents the loan servicing portfolio delinquencies as a percentage of the total number of loans and the total unpaid balance of the portfolio.

(2)	As of December 31, 2010 and 2009, there were 18,554 and 16,553 of loans in foreclosure with unpaid principal balances of $3.3 billion and $2.9 billion, respectively.

PHH CORPORATION AND SUBSIDIARIES
CHANGE IN FAIR VALUE OF MORTGAGE SERVICING RIGHTS
(In millions)

	Three Months Ended			Full Year Ended
	December 31,			December 31,
	2010	2009	%Change	2010	2009	%Change

Actual prepayments of the underlying mortgage loans	$(67)	$(44)	(52)%	$(184)	$(244)	25%
Actual receipts of recurring cash flows	(10)	(13)	23%	(41)	(56)	27%
Credit-related fair value adjustments(1)	(11)	(25)	56%	(36)	(91)	60%
Market-related fair value adjustments(2)	287	96	199%	(166)	111	n/m (3)

Change in fair value of mortgage servicing rights	$199	$14	n/m (3)	$(427)	$(280)	(53)%

(1)	Represents the change in fair value of MSRs primarily due to changes in portfolio delinquencies and foreclosures.

(2)	Represents the change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(3)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
NET INVESTMENT IN FLEET LEASES DETAIL

	December 31,
	2010	2009

Vehicles under open-end leases	97%	95%
Vehicles under closed-end leases	3%	5%

Vehicles under variable-rate leases	80%	76%
Vehicles under fixed-rate leases	20%	24%
Our Fleet Management Services segment’s historical net credit losses as a percentage of Net investment in fleet leases has averaged 2 basis points annually, and did not exceed 6 basis points annually, over the last ten fiscal years. During the year ended December 31, 2010, net credit losses as a percentage of Net investment in fleet leases were less than 3 basis points for the period.
AVAILABLE FUNDING UNDER ASSET-BACKED DEBT ARRANGEMENTS AND UNSECURED COMMITTED CREDIT FACILITIES
(In millions)
Capacity under all borrowing agreements is dependent upon maintaining compliance with, or obtaining waivers of, the terms, conditions and covenants of the respective agreements. Capacity under asset-backed funding arrangements may be further limited by the asset eligibility requirements.
Available capacity under committed asset-backed debt arrangements and unsecured credit facilities as of December 31, 2010 consisted of:

		Utilized	Available
	Capacity	Capacity	Capacity
Vehicle Management Asset-Backed Debt:
Term notes, in revolving period	$989	$989	$—
Variable funding notes	1,301	871	430

Mortgage Asset-Backed Debt:
Committed warehouse facilities	2,825	2,419	406
Servicing advance facility	120	68	52

Unsecured Committed Credit Facilities(1)	810	17	793

(1)	Utilized capacity reflects $17 million of letters of credit issued under the Amended Credit Facility, which are not included in Debt in the Consolidated Balance Sheet.
The capacity of our Unsecured committed credit facilities was reduced to $525 million as of January 6, 2011 upon the expiration of certain commitments. Capacity for Mortgage-asset backed debt does not reflect $750 million not drawn under uncommitted warehouse facilities and $580 million available under committed off-balance sheet gestation facilities.

PHH CORPORATION AND SUBSIDIARIES
BOOK VALUE PER SHARE
(In millions, except per share data)

	December 31,	December 31,
	2010	2009

Total PHH Corporation stockholders’ equity(1)	$1,564	$1,492

Book value per share	$28.08	$27.24

(1)	Outstanding shares of common stock were 55.699 million and 54.775 million as of December 31, 2010 and December 31, 2009, respectively.
COMPONENTS OF PHH CORPORATION STOCKHOLDERS’ EQUITY (In millions)

December 31,
2010
PHH Corporation Stockholders’ Equity(1):
Combined Mortgage Services Segments	$1,060
Fleet Management Services Segment	447
Other	57

Total PHH Corporation stockholders’ equity	$1,564

(1)	The composition of Total PHH Corporation stockholders’ equity by business may be useful in determining return on stockholders’ equity by business; however, the reporting of equity by segment is not prescribed nor required by GAAP. As such, these amounts may be deemed non-GAAP financial measures under Regulation G.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS — CORE EARNINGS
(In millions, except per share data)
See “Note Regarding Non-GAAP Financial Measures” above in this press release for a description of the uses and limitations of these Non-GAAP Financial Measures.
Regulation G Reconciliation

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
Income before income taxes — as reported	$313	$169	$115	$280
Less: net income attributable to noncontrolling interest	6	8	28	20

Segment income	307	161	87	260
Certain MSRs fair value adjustments:
Market-related(1)	(287)	(96)	166	(111)
Credit-related(2)	11	25	36	91

Core earnings (pre-tax)	$31	$90	$289	$240

Net income attributable to PHH Corporation — as reported	$181	$97	$48	$153
Certain MSRs fair value adjustments:
Market-related, net of taxes(1)(3)	(170)	(57)	98	(65)
Credit-related, net of taxes(2)(3)	6	15	21	54

Core earnings (after-tax)	$17	$55	$167	$142

Basic earnings per share attributable to PHH Corporation — as reported	$3.26	$1.76	$0.87	$2.80
Certain MSRs fair value adjustments:
Market-related, net of taxes(1)(4)	(3.06)	(1.04)	1.76	(1.19)
Credit-related, net of taxes(2)(4)	0.11	0.27	0.38	0.99

Core earnings per share	$0.31	$0.99	$3.01	$2.60

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

(3)	An incremental effective tax rate of 41% was applied to the MSRs fair value adjustments to arrive at the net of taxes amounts.

(4)	Basic weighted-average shares outstanding of 55.699 million and 54.871 million for the three months ended December 31, 2010 and 2009, respectively, and 55.480 million and 54.625 million for the years ended December 31, 2010 and 2009, respectively were used to calculate per share amounts.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS — CORE EARNINGS BY SEGMENT
(In millions)
Regulation G Reconciliation

	Fourth Quarter 2010
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services
	Segment	Segment	Segment	Segment	Other

Segment profit (loss)	$33	$251	$284	$25	$(2)
Certain MSRs fair value adjustments:
Market-related (1)	—	(287)	(287)	—	—
Credit-related(2)	—	11	11	—	—

Core Earnings	$33	$(25)	$8	$25	$(2)

	2010
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services
	Segment	Segment	Segment	Segment	Other

Segment profit (loss)	$268	$(241)	$27	$63	$(3)
Certain MSRs fair value adjustments:
Market-related (1)	—	166	166	—	—
Credit-related(2)	—	36	36	—	—

Core Earnings	$268	$(39)	$229	$63	$(3)

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS — CORE EARNINGS BY SEGMENT (continued)
(In millions)
Regulation G Reconciliation

	Fourth Quarter 2009
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services
	Segment	Segment	Segment	Segment	Other

Segment profit (loss)	$65	$86	$151	$15	$(5)
Certain MSRs fair value adjustments:
Market-related (1)	—	(96)	(96)	—	—
Credit-related(2)	—	25	25	—	—

Core Earnings	$65	$15	$80	$15	$(5)

	2009
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management
	Production	Servicing	Services	Services
	Segment	Segment	Segment	Segment	Other

Segment profit (loss)	$306	$(85)	$221	$54	$(15)
Certain MSRs fair value adjustments:
Market-related (1)	—	(111)	(111)	—	—
Credit-related(2)	—	91	91	—	—

Core Earnings	$306	$(105)	$201	$54	$(15)

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.

PHH CORPORATION AND SUBSIDIARIES
NON-GAAP RECONCILIATIONS- CORE REVENUE
(In millions)
Regulation G Reconciliation

	Fourth Quarter 2010						Fourth
			Combined	Fleet			Quarter
	Mortgage	Mortgage	Mortgage	Management			2009
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segment	Segment	Other	Corporation	Corporation

Net revenues	$221	$299	$520	$399	$(1)	$918	$744
Certain MSRs fair value adjustments:
Market-related (1)	—	(287)	(287)	—	—	(287)	(96)
Credit-related(2)	—	11	11	—	—	11	25

Core Revenue	$221	$23	$244	$399	$(1)	$642	$673

	2010
			Combined	Fleet
	Mortgage	Mortgage	Mortgage	Management			2009
	Production	Servicing	Services	Services		Total PHH	Total PHH
	Segment	Segment	Segment	Segment	Other	Corporation	Corporation

Net revenues	$911	$(63)	$848	$1,593	$(3)	$2,438	$2,606
Certain MSRs fair value adjustments:
Market-related (1)	—	166	166	—	—	166	(111)
Credit-related(2)	—	36	36	—	—	36	91

Core Revenue	$911	$139	$1,050	$1,593	$(3)	$2,640	$2,586

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model.

(2)	Represents the Change in fair value of MSRs primarily due to the impact of changes in estimated portfolio delinquencies and foreclosures.